UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 20, 2008  (October 17, 2008)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                    1-12302                                                                                                               06-1196501

            (Commission File Number)                                                                                                      (IRS Employer Identification No.)

      122 Fifth Avenue, New York, NY                                                                                                 10011

        (Address of Principal Executive Offices)                                                                                                                  (Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Barnes & Noble, Inc. (the “Company”) regrets to report the death of one of its directors, William F. Reilly, who passed away on October 17, 2008. Mr. Reilly was a member of the Company’s Board of Directors (the “Board”) since 2006. Mr. Reilly served on the Compensation Committee of the Board.

At the present time, no decision has been made regarding a replacement for Mr. Reilly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

By:	/s/ Allen W. Lindstrom
Allen W. Lindstrom Vice President, Corporate Controller

Date: October 20, 2008